UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2012 (August 2, 2012)

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Tack-On Offering of 8 1/8% Senior Secured First Priority Notes due 2019

On August 2, 2012, HD Supply, Inc. (the “Company”) issued $300 million aggregate principal amount (the “Additional First Priority Notes”) of its 8.125% Senior Secured First Priority Notes due 2019 under the Indenture, dated as of April 12, 2012 (the “Base First Priority Indenture,” as amended by the First Supplemental Indenture, dated as of February 12, 2012 (the “First Priority Supplemental Indenture”) the Second Supplemental Indenture, dated as of July 27, 2012 (the “Second First Priority Supplemental Indenture”) and the Third Supplemental Indenture, dated as of August 2, 2012 (the “Third First Priority Supplemental Indenture” and, collectively with the Base First Priority Indenture the First Priority Supplemental Indenture and the Second First Priority Supplemental Indenture, the “First Priority Indenture”)) among the Company, certain subsidiaries of the Company as guarantors (the “Subsidiary Guarantors”), Wilmington Trust, National Association, as Trustee (in such capacity, the “First Priority Trustee”), and Wilmington Trust, National Association, as Note Collateral Agent (in such capacity, the “First Priority Collateral Agent”). On April 12, 2012, the Company issued $950 million aggregate principal amount of its 8.125% Senior Notes due 2019 (the “Existing First Priority Notes” and together with the Additional First Priority Notes, the “First Priority Notes”) under the Base First Priority Indenture and the First Priority Supplemental Indenture (such issuance date, the “Existing First Priority Notes Issuance Date”). The Additional First Priority Notes will be treated as a single series with the Existing First Priority Notes and will have the same terms as the Existing Fist Priority Notes. The Additional First Priority Notes are entitled to the benefit of the Exchange and Registration Rights Agreement, dated August 2, 2012 (the “Additional First Priority Notes Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and the initial purchasers named therein.

The issue price of the Additional First Priority Notes was 107.500% of the principal amount, resulting in gross proceeds to the Company of $322,500,000. The Company intends to use the proceeds from the sale of the Additional First Priority Notes for general corporate purposes and, pending such allocation, the entire net proceeds will be applied to reduce outstanding borrowings under its revolving ABL facility.

Ranking; Guarantees

The Additional First Priority Notes are senior secured indebtedness of the Company and rank:

•	equal in right of payment with all of the Company’s existing and future senior indebtedness;

•	senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•

effectively equal with all of the Company’s existing and future indebtedness under the Senior Term Facility, and under certain circumstances future Additional Obligations (as defined in the First Priority Indenture) to the extent of the value of the Collateral (as defined below);

•	effectively subordinated to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the ABL Priority Collateral (as defined below);

•	effectively senior to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral (as defined below);

•

effectively senior to all of the Company’s existing and future indebtedness under the Second Priority Notes, under certain circumstances future Additional Obligations (as defined in the First Priority Indenture) and all of the Company’s senior unsecured indebtedness to the extent of the value of the Collateral; and

•	structurally subordinated to indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The Additional First Priority Notes are guaranteed, on a senior secured basis, by each of the Company’s Wholly Owned Domestic Subsidiaries (as defined in the First Priority Indenture) (other than an Excluded Subsidiary (as defined in the First Priority Indenture)) and by each of the Company’s other Domestic Subsidiaries (as defined in the First Priority Indenture) that is a borrower under the Senior ABL Facility or that guarantees payment of indebtedness of the Company under any Credit Facility or Capital Markets Securities (as defined in the First Priority Indenture). These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•	equal in right of payment with all existing and future senior indebtedness of that Subsidiary Guarantor;

•	senior in right of payment to all existing and future subordinated indebtedness of such Subsidiary Guarantor;

•

effectively equal with all existing and future indebtedness of that Subsidiary Guarantor under the Senior Term Facility, and under certain circumstances future Additional Obligations of that Subsidiary Guarantor, to the extent of the value of the Collateral owned by such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor;

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor; and

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Second Priority Notes, under certain circumstances future Additional Obligations and all unsecured indebtedness of such Subsidiary Guarantor to the extent of the value of the Collateral owned by such Subsidiary Guarantor.

Collateral

The Additional First Priority Notes and the related guarantees are secured by a first-priority security interest in substantially all of the tangible and intangible assets of the Company and the Subsidiary Guarantors (other than the ABL Priority Collateral, in which the First Priority Notes and the related guarantees have a second-priority security interest), including pledges of all Capital Stock of the Company’s Restricted Subsidiaries directly owned by the Company and the Subsidiary Guarantors (but only up to 65% of each series of Capital Stock of each direct Foreign Subsidiary owned by the Company or any Subsidiary Guarantor), subject to certain thresholds, exceptions and permitted liens, and excluding any Excluded Assets (as defined in the First Priority Indenture) and Excluded Subsidiary Securities (as defined in the First Priority Indenture) (the “Cash Flow Priority Collateral”).

In addition, the First Priority Notes and the related guarantees are secured by a second-priority security interest in substantially all of the Company’s and the Subsidiary Guarantors’ present and future assets which secure the Company’s obligations under the Senior ABL Facility on a first priority basis, including accounts receivable, inventory and other related assets and all proceeds thereof, subject to permitted liens. Such assets are referred to as the “ABL Priority Collateral.” This Current Report on Form 8-K refers to the Cash Flow Priority Collateral and the ABL Priority Collateral together as the “Collateral.”

The security interests in the Collateral may be released without the consent of the holders of the First Priority Notes if Collateral is disposed of in a transaction that complies with the First Priority Indenture, and will be released: (i) so long as any ABL Obligations are outstanding, with respect to the ABL Priority Collateral, upon the release of all liens thereon securing the ABL Obligations (as defined in the First Priority Indenture) and (ii) so long as any Term Obligations are outstanding, with respect to the Cash Flow Priority Collateral, upon the release of all liens thereon securing the Term Obligations (as defined in the First Priority Indenture).

Redemption

The Company may redeem the First Priority Notes, in whole or in part, at any time (1) prior to April 15, 2015, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium set forth in the First Priority Indenture and (2) on and after April 15, 2015, at the applicable redemption price set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period commencing on April 15 of the year set forth below.

Year	Percentage
2015	106.094%
2016	104.063%
2017	102.031%
2018 and thereafter	100.000%

In addition, at any time prior to April 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the First Priority Notes with the proceeds of certain equity offerings at a redemption price of 108.125% of the principal amount in respect of the First Priority Notes being redeemed, plus accrued and unpaid interest to the redemption date, provided, however, that if the First Priority Notes are redeemed, an aggregate principal amount of First Priority Notes equal to at least

50% of the original aggregate principal amount of First Priority Notes must remain outstanding immediately after each such redemption of First Priority Notes.

Offer to Repurchase

In the event of certain events that constitute a Change of Control (as defined in the First Priority Indenture), the Company must offer to repurchase all of the First Priority Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, the Company must use the proceeds to make an offer to purchase the First Priority Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The First Priority Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the First Priority Indenture, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens securing indebtedness; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Company’s affiliates. Most of these covenants will cease to apply for so long as the First Priority Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Events of Default

The First Priority Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding First Priority Notes issued under the First Priority Indenture to be due and payable immediately. It is also an event of default if more than $450.0 million aggregate principal amount of (1) the Company’s 13.5% Senior Subordinated Notes due 2015 (the “Senior Subordinated Notes”) remains outstanding on the date that is 90 days prior to the scheduled maturity date of the Senior Subordinated Notes or (2) any unsecured indebtedness of the Company or any restricted subsidiary incurred to refinance the Senior Subordinated Notes remains outstanding on the date that is 90 days prior to the scheduled maturity date of the Senior Subordinated Notes.

First Priority Note Collateral Agreement

As previously disclosed, on April 12, 2012, the Company, the Subsidiary Guarantors and the First Priority Note Collateral Agent entered into a Collateral Agreement (the “First Priority Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under First Priority Notes and the First Priority Notes Indenture.

Additional First Priority Exchange and Registration Rights Agreement

The Additional First Priority Notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Under the Additional First Priority Notes Registration Rights Agreement, the Company is obligated to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange (the “First Priority Exchange Offer”) the First Priority Notes for notes publicly registered with the Securities and Exchange Commission (the “SEC”) with substantially identical terms as the First Priority Notes within 270 days following the original issue date of the First Priority Notes. The Additional First Priority Notes Registration Rights Agreement provides that upon the occurrence of certain events, the Company will file with the SEC, and use its commercially reasonable efforts to cause to become effective, a shelf registration statement relating to resales of the First Priority Notes and to keep effective such shelf registration statement for a specific period of time. Pursuant to the Additional First Priority Notes Registration Rights Agreement, the Company is obligated to pay additional interest on the First Priority Notes in specified circumstances, including if the First Priority Exchange Offer has not been completed within 360 days following the original issue date of the First Priority Notes. The annual interest on the First Priority Notes as a result of the Company’s failure to satisfy certain of its registration obligations under the Additional First Priority Notes Registration Rights Agreement will increase by 0.25% per annum during the first 90-day period following the occurrence of such default and by an additional 0.25% per annum for each subsequent 90-day period during which the related registration default continues, up to a maximum additional interest rate of 0.50% per annum.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the First Priority Indenture and the Additional First Priority Notes is hereby incorporated herein by reference.

Item 8.01. Other Events

Addition of New Subsidiaries Related to the Acquisition of Peachtree Business Products, LLC

Second Supplemental Indenture to First Priority Indenture

On July 27, 2012, the Company and certain of its subsidiaries entered into the Second First Priority Supplemental Indenture, which supplements the First Priority Indenture. Pursuant to the Second First Priority Supplemental Indenture, certain recently acquired subsidiaries of the Company (the “New Guarantors”) agreed to become parties to the First Priority Indenture and to unconditionally guarantee, on a senior secured basis, payment of the First Priority Notes.

Also on July 27, 2012, the New Guarantors entered into an Assumption Agreement (the “First Priority Assumption Agreement”). Pursuant to the First Priority Assumption Agreement, the New Guarantors agreed to become parties to the First Priority Collateral Agreement as grantors thereunder, and to grant a security interest in substantially all of their assets (subject to certain exceptions) to secure the obligations under the First Priority Indenture.

Also on July 27, 2012, HD Supply Holdings, LLC, a subsidiary of the Company, entered into a Supplemental Agreement (the “First Priority Supplemental Agreement”). Pursuant to the First Priority Supplemental Agreement, HD Supply Holdings, LLC agreed to become a party to the First Priority Collateral Agreement as a pledgor thereunder, and to grant a security interest in the equity interests of the New Guarantors owned by it to secure the obligations under the First Priority Indenture.

Second Supplemental Indenture to Second Priority Indenture

On July 27, 2012, the Company and certain of its subsidiaries entered into a Second Supplemental Indenture (the “Second Second Priority Supplemental Indenture”), which supplements the Indenture, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified the “Second Priority Indenture”), providing for the issuance of senior secured second priority notes in series (the “Second Priority Notes”). Pursuant to the Second Second Priority Supplemental Indenture, the New Guarantors agreed to become parties to the Second Priority Indenture and to unconditionally guarantee, on a senior secured basis, payment of the Second Priority Notes.

Also on July 27, 2012, the New Guarantors entered into an Assumption Agreement (the “Second Priority Assumption Agreement”). Pursuant to the Second Priority Assumption Agreement, the New Guarantors agreed to become parties to the Collateral Agreement, dated as of April 12, 2012 (the “Second Priority Collateral Agreement”) as grantors thereunder, and to grant a security interest in substantially all of their assets (subject to certain exceptions) to secure the obligations under the Second Priority Indenture.

Also on July 27, 2012, HD Supply Holdings, LLC, a subsidiary of the Company, entered into a Supplemental Agreement (the “Second Priority Supplemental Agreement”). Pursuant to the Second Priority Supplemental Agreement, HD Supply Holdings, LLC agreed to become a party to the Second Priority Collateral Agreement as a pledgor thereunder, and to grant a security interest in the equity interests of the New Guarantors owned by it to secure the obligations under the Second Priority Indenture.

First Supplemental Indenture to Senior Unsecured Indenture

On July 27, 2012, the Company and certain of its subsidiaries entered into a First Supplemental Indenture (the “First Senior Unsecured Supplemental Indenture”), which supplements the Indenture, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified the “Senior Unsecured Indenture”), providing for the issuance of 14.875% Senior Notes due 2020 of the Company (the “Senior Unsecured Notes”). Pursuant to the First Senior Unsecured Supplemental Indenture, the New Guarantors agreed to become parties to the Senior Unsecured Indenture and to unconditionally guarantee, on a senior secured basis, payment of the Senior Unsecured Notes.

Fourth Supplemental Indenture to Senior Subordinated Indenture

On July 27, 2012, the Company and certain of its subsidiaries entered into a Fourth Supplemental Indenture (the “Fourth Senior Subordinated Supplemental Indenture”), which supplements the Indenture, dated as of August 30, 2007 (as amended, supplemented, waived or otherwise modified the “Senior Subordinated Indenture”), providing for the issuance of 13.5% Senior Subordinated Notes due 2015 of the Company (the “Senior Subordinated Notes”). Pursuant to the Fourth Senior Unsecured Supplemental Indenture, the New Guarantors agreed to become parties to the Senior Subordinated Indenture and to unconditionally guarantee, on a senior secured basis, payment of the Senior Subordinated Notes.

ABL Joinder

On July 27, 2012, Peachtree Business Products, LLC and AP RE LLC (the “New ABL Borrowers”), each a subsidiary of the Company, entered into a Joinder Agreement (the “ABL Joinder”) to the ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified the “ABL Credit Agreement”). Pursuant to the ABL Joinder, the New ABL Borrowers agreed to become parties to the ABL Credit Agreement as Borrowers thereunder.

Also on July 27, 2012, the New Guarantors entered into an Assumption Agreement (the “ABL Assumption Agreement”). Pursuant to the ABL Assumption Agreement, the New Guarantors agreed to become parties to the Guarantee and Collateral Agreement, dated as of April 12, 2012 (the “ABL Guarantee and Collateral Agreement”) as guarantors and grantors thereunder, to unconditionally guarantee, on a senior secured basis, the obligations under the ABL Credit Agreement, and to grant a security interest in substantially all of their assets (subject to certain exceptions) to secure the obligations under the ABL Credit Agreement.

Also on July 27, 2012, HD Supply Holdings, LLC, a subsidiary of the Company, entered into a Supplemental Agreement (the “ABL Supplemental Agreement”). Pursuant to the ABL Supplemental Agreement, HD Supply Holdings, LLC agreed to become a party to the ABL Guarantee and Collateral Agreement as a pledgor thereunder, and to grant a security interest in the equity interests of the New Guarantors owned by it to secure the obligations under the ABL Credit Agreement.

Term Loan Assumption Agreement

On July 27, 2012, the New Guarantors entered into an Assumption Agreement (the “Term Loan Assumption Agreement”). Pursuant to the Term Loan Assumption Agreement, the New Guarantors agreed to become parties to the Guarantee and Collateral Agreement, dated as of April 12, 2012 (the “Term Loan Guarantee and Collateral Agreement”) as guarantors and grantors thereunder, to unconditionally guarantee, on a senior secured basis, the obligations under the Term Loan Credit Agreement, and to grant a security interest in substantially all of their assets (subject to certain exceptions) to secure the obligations under the Term Loan Credit Agreement.

Also on July 27, 2012, HD Supply Holdings, LLC, a subsidiary of the Company, entered into a Supplemental Agreement (the “Term Loan Supplemental Agreement”). Pursuant to the Term Loan Supplemental Agreement, HD Supply Holdings, LLC agreed to become a party to the Term Loan

Guarantee and Collateral Agreement as a pledgor thereunder, and to grant a security interest in the equity interests of the New Guarantors owned by it to secure the obligations under the Term Loan Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012	HD Supply, Inc.

	By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Senior Vice President, General Counsel and Corporate Secretary